UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

PLAYAGS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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PLAYAGS, INC.

5475 S. Decatur Blvd., Suite #100

Las Vegas, NV 89118

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

September 19, 2018

You are cordially invited to attend the 2018 Annual Meeting of Stockholders of PlayAGS, Inc. (the “Company”). The Annual Meeting of Stockholders will be held on Wednesday, September 19, 2018 at 8:00 a.m., local time, at 5475 S. Decatur Blvd., Suite #100, Las Vegas, NV 89118 for the following purposes:

1.

To elect Daniel Cohen and Yvette Landau to the Board of Directors of the Company (the “Board of Directors”) as Class I directors, in each case, for a term of three years expiring at the Annual Meeting of Stockholders to be held in 2021;

2.	To conduct an advisory vote to approve the compensation of the Company’s named executive officers;

3.	To conduct an advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers;

4.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and

5.	To transact such other business as may properly come before the Annual Meeting of Stockholders, or any postponement or adjournment thereof.

Holders of the Company’s common stock, par value $0.01 per share, of record at the close of business on July 31, 2018 are entitled to notice of, and to vote at, the Annual Meeting of Stockholders or any postponements or adjournments thereof.

This year, we will furnish proxy materials to our stockholders via the Internet in order to expedite stockholders’ receipt of proxy materials while lowering the cost of delivery and reducing the environmental impact of our Annual Meeting of Stockholders.

Accordingly, we are mailing to our stockholders of record and beneficial owners a Notice of Internet Availability of Proxy Materials, which provides instructions on how to access the attached proxy statement and our annual report to stockholders for the fiscal year ended December 31, 2017 via the Internet and how to vote online. The Notice of Internet Availability of Proxy Materials also contains instructions on how to obtain the proxy materials in printed form.

Dated: August 9, 2018	By order of the Board of Directors Victor Gallo Secretary and General Counsel

Your vote is important. Regardless of whether you plan to attend the Annual Meeting of Stockholders, please follow the instructions you received to vote your shares as soon as possible to ensure that your shares are represented at the Annual Meeting of Stockholders. Stockholders of record, or beneficial stockholders named as proxies by their stockholders of record, who attend the meeting may vote their shares personally, even though they have sent in proxies or voted online.

PLAYAGS, INC.

PLAYAGS, INC.

PROXY STATEMENT

Annual Meeting of Stockholders of PlayAGS, Inc. to be held on Wednesday, September 19, 2018

Some Questions You May Have Regarding This Proxy Statement

Why did I receive these proxy materials?

The Board of Directors (the “Board of Directors”) of PlayAGS, Inc. (the “Company”) is soliciting proxies for our 2018 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held on Wednesday, September 19, 2018 at 8:00 a.m., local time, at 5475 S. Decatur Blvd., Suite #100, Las Vegas, NV 89118. The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of Directors and our most highly-paid executive officers, and other required information. Our annual report to stockholders for the fiscal year ended December 31, 2017 is available to review with this proxy statement. We are mailing a notice of the Annual Meeting (and, for those who request it, a paper copy of this proxy statement and the enclosed form of proxy) to our stockholders on or about August 9, 2018.

What proposals will be voted on at the Annual Meeting?

The four matters scheduled to be voted on at the Annual Meeting are:

1.	The election of Daniel Cohen and Yvette Landau to the Board of Directors as Class I directors, in each case, for a term of three years expiring at the Annual Meeting to be held in 2021;

2.	An advisory vote to approve the compensation of the Company’s named executive officers;

3.	An advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers; and

4.	The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

In addition, such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof may be voted on.

Who can vote at the Annual Meeting?

Anyone owning shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), of record at the close of business on July 31, 2018, the record date for this year’s Annual Meeting, is entitled to attend and to vote on all items properly presented at the Annual Meeting.

Who is asking me for my vote?

The Company is soliciting your proxy on behalf of the Board of Directors. We will pay the entire cost of this proxy solicitation, including the cost of preparing and mailing the Notice of Internet Availability of Proxy Materials and the Proxy Statement.

What are my voting rights?

Each share of Common Stock is entitled to one vote on each matter properly presented at the Annual Meeting. At the close of business on July 31, 2018, the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting, there were 35,262,456 shares of Common Stock outstanding. A list of all record stockholders as of the record date will be available during ordinary business hours at the Company’s principal place of business located at 5475 S. Decatur Blvd., Suite #100, Las Vegas, NV 89118, from the Secretary of the Company, at least 10 days before the Annual Meeting and will also be available at the Annual Meeting.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote:

1.	FOR the election of each of the director nominees;

2.	FOR the approval of, on an advisory basis, the compensation of the Company’s named executive officers;

3.	For the option of ONCE EVERY YEAR as the frequency of advisory votes to approve the compensation of the Company’s named executive officers;

4.	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and

5.	In your discretion on such other business as may properly come before the Annual Meeting or any postponement(s) or adjournment(s) thereof, where no choice is specified.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full printed set?

In accordance with the rules of the Securities and Exchange Commission (the “SEC”), the Company is providing access to its proxy materials via the Internet. Accordingly, the Company is mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on a website referred to in the Notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials via the Internet or to request a printed set may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

Where can I view the proxy materials on the Internet?

The Notice provides you with instructions on how to:

•	view proxy materials for the Annual Meeting via the Internet; and

•	instruct the Company to send future proxy materials to you by email.

You can view the proxy materials for the Annual Meeting online at http://investors.playags.com/financial-information/proxy.

How do I vote?

If you were a record stockholder on the record date, you may vote by following the instructions for voting on the Notice. If you receive paper copies of these proxy materials, you can vote by completing, signing and dating the proxy card you received from us (the “Proxy Card”) and returning it in the enclosed envelope. Alternatively, you may attend the Annual Meeting and vote your shares in person.

If you or your proxy wish to vote in person at the meeting, you or your proxy will need to bring valid government-issued photo identification plus:

•	For registered stockholders, either the (1) Notice of Internet Availability of Proxy Materials or (2) Proxy Card;

•

For proxies voting on behalf of a registered stockholder, (1) a valid written “legal proxy” signed by the registered stockholder naming the proxy plus (2) either the stockholder’s (i) Notice of Internet Availability of Proxy Materials or (ii) Proxy Card; or

•

For beneficial stockholders who hold shares through a broker/nominee or a proxy for a beneficial stockholder, (1) a written “legal proxy” signed by the broker or other nominee/firm that holds the shares naming the proxy holder voting at the meeting plus (2) either the (i) Notice of Internet Availability of Proxy Materials or (ii) Voting Instruction Form you received from your broker/nominee.

You may also vote via the Internet by following the instructions for voting in the Notice. If you vote online, by phone or by mailing in a proxy card, you or your legally appointed proxy may still attend the Annual Meeting and vote in person but, in that case, only your in-person votes will count.

If you were a stockholder on the record date but hold your shares through an intermediary, such as a broker, bank or other nominee, the ultimate intermediary is the stockholder of record but will vote your shares in accordance with your instructions. In order to have your shares voted, you will need to follow the instructions for voting provided by your broker, bank or other nominee.

Can I change my vote after I have delivered my proxy?

Yes. You may change your vote at any time before voting concludes at the Annual Meeting by:

•	providing another proxy, or using any of the available methods for voting, with a later date;

•	notifying the Company’s Secretary in writing before the Annual Meeting that you wish to revoke your proxy; or

•	voting in person at the Annual Meeting.

What is a quorum?

For the purposes of the Annual Meeting, a “quorum” is a majority in voting power of the outstanding shares of Common Stock owned by stockholders on the record date entitled to vote at the meeting, represented in person or by proxy. Broker non-votes (as further described below) and abstentions are counted for purposes of determining whether a quorum is present.

What is broker “discretionary” voting?

Under the rules of the New York Stock Exchange (“NYSE”), brokers who have transmitted proxy materials to customers will have discretion to vote the shares of customers who fail to provide voting instructions on “routine matters,” but brokers may not vote such shares on “non-routine matters” without voting instructions. When a broker’s customer does not provide the broker with voting instructions on non-routine matters, the broker cannot vote on those matters and instead reports the number of such shares as broker “non-votes.” Broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business, but they are not counted as shares voting. Non-routine matters include the election of directors and the approval, on an advisory basis, of the executive compensation of the Company’s named executive officers. Therefore, if you hold your shares in street name through a broker, you must instruct your broker or nominee to cast your vote if you want it to count in respect of these non-routine matters. The ratification of the appointment of the Company’s independent registered public accounting firm is a routine matter, so brokers will have discretion to vote any uninstructed shares on that proposal (Proposal 4).

How are matters presented at the Annual Meeting approved?

Directors are elected by a plurality of the votes cast at the Annual Meeting. Approval of the proposals to: (i) ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, and (ii) approve, on an advisory basis, the compensation of the Company’s named executive officers, in each case, requires the affirmative vote of a majority of the votes cast in person or represented by proxy at the Annual Meeting. With respect to Proposal 3, the frequency of the advisory vote to approve named executive officer compensation, we will consider the alternative receiving the greatest number of votes—once every year, once every two years or once every three years—to be the frequency that stockholders approve.

With respect to all of the aforementioned proposals, abstentions and broker non-votes will be counted as present for purposes of establishing a quorum. Given that a majority of the votes cast means that the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the proposal, and because abstentions and broker non-votes do not represent votes cast “for” or “against” a proposal, abstentions and broker non-votes will have no effect on (i) the election of directors, (ii) the proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers, (iii) the frequency of the advisory vote to approve named executive officer compensation or (iv) the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

May I vote confidentially?

Yes. Our policy is to keep your vote confidential, except as otherwise legally required, to allow for the tabulation and certification of votes and to facilitate proxy solicitation.

Who will count the votes?

A representative of American Stock Transfer & Trust Company, LLC, the Company’s transfer agent, will count the votes and act as the inspector of election for the Annual Meeting.

What if additional matters are presented to the Annual Meeting?

We do not know of any business to be considered at the Annual Meeting other than the proposals described in this proxy statement. If any other business is presented at the Annual Meeting, your properly executed proxy gives authority to Victor Gallo, our Secretary and General Counsel, and to Kimo Akiona, our Chief Financial Officer, to vote on such matters at his discretion.

Where can I find the voting results from the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K that we will file with the SEC within four business days after the date of the Annual Meeting.

How can I obtain information about the Company?

A copy of our fiscal 2017 Annual Report on Form 10-K/A is available on our website at http://investors.playags.com/. Stockholders may also obtain a free copy of our Annual Report on Form 10-K/A for the fiscal year ended December 31, 2017, including the financial statements and the financial statement schedules, by visiting our website or by sending a request in writing to Victor Gallo, Secretary, PlayAGS, Inc., 5475 S. Decatur Blvd., Suite #100, Las Vegas, NV 89118.

When are stockholder proposals due for consideration at next year’s annual meeting?

Under SEC rules, for stockholder proposals to be considered for inclusion in the proxy statement for the 2019 Annual Meeting, they must be submitted in writing to our Secretary at PlayAGS, Inc., 5475 S. Decatur Blvd., Suite #100, Las Vegas, NV 89118, on or before April 8, 2019. In addition, our bylaws provide that, for directors to be nominated or other proposals to be properly presented at the 2019 Annual Meeting, an additional notice of any nomination or proposal must be received by us not later than 5:00 p.m., Pacific Time, on the 90th day, nor earlier than 5:00 p.m., Pacific Time, on the 120th day, prior to the first anniversary of the date of the immediately preceding annual meeting. If the number of directors to be elected to the Board of Directors at a meeting of stockholders is increased and there is no public announcement by the Company naming the nominees for the additional directorships at least 100 days before the first anniversary of the preceding year’s annual meeting, notice of a stockholder nomination shall also be considered timely, but only with respect to nominees for the additional directorships, if it is sent and received by the Secretary at the principal executive offices of the Company not later than 5:00 p.m., Pacific Time, on the tenth day following the day on which such public announcement is first made by the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Our Common Stock

The following table sets forth the beneficial ownership of our Common Stock as of July 31, 2018 by:

•	each person, or group of affiliated persons, who we know to beneficially own more than 5% of our Common Stock;

•	each of our named executive officers;

•	each of our directors; and

•	all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities. All share information is presented after giving effect to the 1.5543—for—1 stock split that was effected immediately prior to the consummation of our initial public offering. Percentage computations are based on 35,738,074 shares of our Common Stock outstanding as of July 31, 2018, including stock options that are vested or will vest within 60 days of July 31, 2018 (i.e., September 29, 2018). Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated, the address of each person or entity named in the table below is c/o 5475 S. Decatur Blvd., Suite #100, Las Vegas, NV 89118.

	Shares Beneficially Owned
	Number	Percent
5% Stockholders
Apollo Gaming Holdings, L.P (“Holdings”)(1)	18,533,076	51.9%
Named Executive Officers and Directors
David Lopez(2)	233,147	*
Kimo Akiona(3)	31,896	*
David Sambur	—	—
Victor Gallo(4)	45,755	*
Sigmund Lee(5)	126,287	*
Daniel Cohen	—	—
Eric Press	—	—
Adam Chibib	3,300	*
Yvette Landau	13,300	*
All current directors and executive officers as a group (9 persons)	453,685	1.3%

*	Less than 1%
(1)

Represents shares of our Common Stock held of record by Holdings, which are subject to the irrevocable proxy granted by Holdings to AP Gaming VoteCo, LLC (“VoteCo”) pursuant to the Irrevocable Proxy and Power of Attorney, dated as of January 29, 2018, irrevocably constituting and appointing VoteCo, with full power of substitution, its true and lawful proxy and attorney-in-fact to: (i) vote all of the shares of our Common Stock held by Holdings at any meeting (and any adjournment or postponement thereof) of our stockholders, and in connection with any written consent of our stockholders, and (ii) direct and effect the sale, transfer or other disposition of all or any part of the shares of our Common Stock held by Holdings, if, as and when so determined in the sole discretion of VoteCo. The irrevocable proxy terminates with respect to any shares of our Common Stock that are sold, transferred or otherwise disposed of by VoteCo upon such sale, transfer or other disposition. VoteCo is member-managed by its two members, Marc Rowan and David Sambur. Mr. Rowan holds a majority of the membership interest of VoteCo and as such may be deemed to share voting and dispositive control, and beneficial ownership, with VoteCo with respect to the shares of our Common Stock subject to the irrevocable proxy granted to VoteCo. Apollo Gaming Holdings GP, LLC (“Holdings GP”) is the general partner of Holdings. Apollo Management VIII, L.P. (“Management VIII”) is the manager of Holdings GP and of Apollo Investment Fund VIII, L.P. (“AIF VIII”). AIF VIII is a member of Holdings GP, and as such has the right to direct Management VIII in its management of Holdings GP, and is also a limited partner of Holdings. AIF VIII Management, LLC (“AIF VIII LLC”) is the general partner of Management VIII. Apollo Management, L.P. (“Apollo Management”) is the sole member-manager of AIF VIII LLC, and Apollo Management GP, LLC (“Management GP”) is the general partner of Apollo Management. Apollo Management Holdings, L.P. (“Management Holdings”) is the sole member and manager of Management GP. Apollo Management Holdings GP, LLC (“Management Holdings GP”) is the general partner of Management Holdings. Leon Black, Joshua Harris and Mr. Rowan are the managers, as well as executive officers, of Management Holdings GP. Due to the irrevocable proxy granted to VoteCo, none of Holdings, Holdings GP, Management VIII, AFI VIII, AIF VIII LLC, Apollo Management, Management GP, Management Holdings or Management Holdings GP are deemed to beneficially own the shares of our Common Stock held by Holdings. Messrs. Black, Harris, Rowan and Sambur each disclaim beneficial ownership of the shares of our Common Stock that are beneficially owned by VoteCo, or directly held of record by Holdings. The address of VoteCo is 5475 S. Decatur Blvd., Las Vegas, Nevada 89118. The address of each of Holdings, Holdings GP, Management VIII, AIF VIII LLC, Apollo Management, Management GP, Management Holdings and Management Holdings GP, and Messrs. Black, Harris, Rowan and Sambur, is 9 West 57th Street, 43rd Floor, New York, New York 10019.
(2)	Number of shares beneficially owned includes 139,889 shares of Common Stock issuable upon the exercise of options within 60 days.
(3)	Number of shares beneficially owned includes 15,153 shares of Common Stock issuable upon the exercise of options within 60 days.
(4)	Number of shares beneficially owned includes 15,544 shares of Common Stock issuable upon the exercise of options within 60 days.
(5)	Number of shares beneficially owned includes 126,287 shares of Common Stock issuable upon the exercise of options within 60 days.

PROPOSAL 1 – ELECTION OF DIRECTORS

Directors hold office until the third succeeding annual meeting of stockholders and until the election and qualification of their successors. Under the Company’s articles of incorporation and bylaws, the Board of Directors can change the number of directors comprising the entire Board of Directors so long as the number is not less than three nor more than 10. The Board of Directors currently consists of 6 directors.

All of the nominees are members of the current Board of Directors. If any nominee for election to the Board of Directors should be unable to accept nomination or election as a director, which is not expected, your proxy may be voted for a substitute or substitutes designated by the Board of Directors or the number of directors constituting the Board of Directors may be reduced in accordance with the Company’s articles of incorporation and bylaws.

Directors will be elected by the holders of a plurality of the votes cast at the 2018 Annual Meeting of Stockholders. Brokers do not have discretion to vote any uninstructed shares over the election of directors. Abstentions and broker non-votes do not represent “votes cast” and as such will have no effect on the outcome of this proposal.

The Board of Directors recommends that the stockholders vote FOR the election of the nominees listed below.

THE BOARD OF DIRECTORS

The following table sets forth certain information about our directors and executive officers as of the date of this proxy statement. There is no family relationship between any director, executive officer or person nominated to become a director or executive officer. See “—Certain Relationships and Related Transactions—Policies and Procedures for Related Person Transactions.” The Board of Directors provides a process for stockholders to send communications to the Board of Directors. See “—Corporate Governance—Communications with the Board of Directors.” The business address for each nominee for matters regarding the Company is PlayAGS, Inc., 5475 S. Decatur Blvd., Suite #100, Las Vegas, NV 89118.

Name	Age	Director Since	Position
David Lopez	44	2017	Chief Executive Officer, President and Director
David Sambur	38	2017	Director and Chairman
Daniel Cohen	30	2017	Director
Eric Press	52	2018	Director
Yvette Landau	61	2018	Director
Adam Chibib	52	2018	Director

Class I Directors

The term of the following two Class I directors will expire at the 2018 Annual Meeting. Mr. Cohen and Ms. Landau are the only nominees for election at the 2018 Annual Meeting, for a term that will expire at the 2021 annual meeting of stockholders and until each of their successors has been duly elected and qualified.

Daniel Cohen. Mr. Cohen has served as a member of the Board of Directors since May 2017. Mr. Cohen is a Principal at Apollo Global Management (together with its affiliates, “Apollo”), having joined in 2012. Mr. Cohen has focused on private equity investments across a wide range of industries and has experience in financing, analyzing and investing in public and private companies. Prior to joining Apollo, Mr. Cohen was a generalist in investment banking at Moelis & Company. Mr. Cohen serves on the board of directors of Constellation Club Holdings, Inc. (parent of ClubCorp Holdings, Inc.). Mr. Cohen graduated magna cum laude from the Wharton School at the University of Pennsylvania with a B.S. in Economics, concentrating in Finance and Management.

Yvette E. Landau. Ms. Landau was appointed to serve as a member of the Board of Directors upon completion of the initial public offering. Ms. Landau was general counsel and corporate secretary of Mandalay Resort Group from 1996 until 2005. Since 2005, Ms. Landau has been co-owner of W.A. Richardson Builders, LLC, a construction services firm specializing in casino resort development. Ms. Landau currently serves as a member of the boards of directors of Monarch Casino & Resort, Inc. which owns the Atlantis Casino Resort Spa in Reno, Nevada and the Monarch Casino in Black Hawk, Colorado and Bossier Casino Venture, Inc. which owns the Margaritaville Resort Casino in Bossier City, Louisiana. Ms. Landau is a past president of the International Association of Gaming Advisors, a worldwide organization of legal, financial and regulatory professionals in the gaming industry, and remains active with the organization as a Counselor. Ms. Landau serves on the Gaming Law Advisory Board of the University of Nevada, Las Vegas Boyd School of Law. Ms. Landau holds a bachelor’s degree from Arizona State University and a Juris Doctor degree from Northwestern University School of Law.

Class II Directors

The term of the following two Class II directors will expire at the 2019 annual meeting of stockholders.

Eric Press. Mr. Press is a designee of Apollo and was appointed to serve as a member of the Board of Directors upon completion of the initial public offering. Mr. Press is a Senior Partner at Apollo. In his 20 years with Apollo, he has been involved in many of the firm’s investments in basic industrials, metals, lodging/gaming/leisure and financial services. Prior to joining Apollo in 1998, Mr. Press was associated with the law firm of Wachtell, Lipton, Rosen & Katz, specializing in mergers, acquisitions, restructurings, and related financing transactions. From 1987 to 1989, Mr. Press was a consultant with The Boston Consulting Group, a management consulting firm focused on corporate strategy. Mr. Press currently serves on the boards of directors of Apollo Commercial Real Estate Finance, Inc., Princimar Chemical Holdings, RCCH HealthCare Partners, ADT Inc. and Constellis Holdings. In the last five years, Mr. Press has served on the boards of directors of Verso Paper Corp., Affinion Group Holdings, Inc., Noranda Aluminum Holding Corporation, Athene Holding Ltd., and Metals USA Holdings Corp. Mr. Press graduated magna cum laude from Harvard College with an AB in Economics and Yale Law School, where he was a Senior Editor of the Yale Law Journal.

Adam Chibib. Mr. Chibib was appointed to serve as a member of the Board of Directors upon completion of the initial public offering. Mr. Chibib’s career has included successful companies ranging from early-stage start-ups to billion-dollar public companies and has spanned numerous industries including telecom software, security hardware, financial services and gaming. Adam Chibib was most recently President and Chief Financial Officer (CFO) of Multimedia Games, where he was part of a turn-around team that helped double revenues, triple profitability and increase the market capitalization from $47 million to over $1 billion. Multimedia Games was acquired in December of 2014 for $1.2 billion by Global Cash Access. Mr. Chibib also served as founder and CFO of BroadJump (acquired by Motive), CFO of Waveset (acquired by Sun Miscrosystems), CFO of TippingPoint Technologies (acquired by 3Com), CFO of NetSpend and as the Worldwide Controller of Tivoli Systems. He was named CFO of the year for the public company category by the Austin Business Journal in 2013 and won the Ernst & Young Entrepreneur of the Year award in 2002. Mr. Chibib is a graduate of the University of Texas.

Class III Directors

The term of the following two Class III directors will expire at the 2020 annual meeting of stockholders.

David Sambur. Mr. Sambur has served as a member of the Board of Directors since November 2017. Mr. Sambur is a Senior Partner of Apollo, having joined in 2004. Mr. Sambur has experience in financing, analyzing, investing in and/or advising public and private companies and their board of directors. Prior to joining Apollo, Mr. Sambur was a member of the Investment Banking division of Salomon Smith Barney Inc. Mr. Sambur serves on the boards of directors of Caesars Entertainment Corporation, New Outerwall, Inc. (parent of EcoATM, LLC, Coinstar, LLC and Redbox Automated Retail, LLC), Dakota Parent, Inc. (parent of Diamond Resorts International, Inc.), Camaro Parent, LLC (parent of CareerBuilder, LLC), Constellation Club Holdings, Inc. (parent of ClubCorp Holdings, Inc.), Mood Media Corporation and Inception Topco, Inc. (parent of Rackspace Hosting, Inc.). In the last five years, Mr. Sambur has served on the boards of directors of Hexion Holdings LLC, Momentive Performance Minerals Inc. and Verso Corporation. Mr. Sambur graduated summa cum laude and Phi Beta Kappa from Emory University with a bachelor’s degree in Economics. Mr. Sambur’s executive leadership experience, including his service on the board of several companies, and financial expertise is a valuable asset to the Board of Directors.

David Lopez. Mr. Lopez has served as the Chief Executive Officer and President of the Company since February 3, 2014. Mr. Lopez has also served on the Board of Directors since May 2017. Mr. Lopez most recently served as President and Chief Executive Officer of Global Cash Access, Inc., which he joined in May 2012. Prior to his role at Global Cash Access, Inc., Mr. Lopez served as Chief Operating Officer of SHFL Entertainment, Inc. (f/k/a Shuffle Master Inc.) from November 2010 until May 2012. Mr. Lopez joined Shuffle Master Inc. in February 1998 and held various positions within the organization during his 14-year tenure, including Interim CEO, Executive Vice President, President of the Americas, Vice President of Product Management, as well as serving as a member of its board of directors from November 2010 until May 2012. Mr. Lopez is a graduate of the University of Nevada, Las Vegas with a B.S. in Business Administration.

Required Vote

The two Class I director nominees receiving the highest number of affirmative votes cast in person or represented by proxy shall be elected as directors. Votes withheld from any nominee will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no effect on the election of directors. While broker non-votes will be counted for purposes of determining the presence or absence of a quorum, they will not be counted for purposes of determining the number of shares represented and voted with respect to the particular proposal on which the broker has expressly not voted and, accordingly, will not affect the election of directors.

CORPORATE GOVERNANCE

Controlled Company

Our Common Stock is listed on the NYSE. As of the date of this proxy statement, Apollo controls more than 50% of the combined voting power of the Company and we are accordingly considered a “controlled company” for the purposes of the NYSE rules. On August 6, 2018, Apollo launched an underwritten offering for up to 6,325,000 shares of our Common Stock beneficially owned by Apollo (the “Secondary Offering”). We expect to lose “controlled company” status at the consummation of this offering, which is expected to take place on August 13, 2018. However, we continue to qualify for, and may rely on, exemptions from certain corporate governance standards that would otherwise provide protection to our shareholders during a one-year transition period that is expected to commence on August 13, 2018. The listing standards of the NYSE require that we: (i) have at least one independent director on each of the nominating and governance committee of our Board of Directors (the “Nominating and Governance Committee”) and the compensation committee of our Board of Directors (the “Compensation Committee”) by the date we ceased to qualify as a “controlled company,” (ii) have a majority of independent directors on each of our Nominating and Governance Committee and Compensation Committee within 90 days of the date we ceased to qualify as a “controlled company,” and (iii) have a fully independent Nominating and Governance Committee and Compensation Committee within one year of the date we ceased to qualify as a “controlled company.” We are also required to have a majority independent Board within one year of the date we ceased to qualify as a “controlled company” and to perform an annual performance evaluation of our Nominating and Governance Committee and Compensation Committee. In addition, we are subject to the requirement that we have an audit committee of the Board of Directors (the “Audit Committee”) composed entirely of independent members by the end of the transition period for companies listing in connection with an initial public offering.

Board of Directors Leadership Structure and Board’s Role in Risk Oversight

The Board of Directors has an oversight role, as a whole and also at the committee level, in overseeing management of its risks. The Board of Directors regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. The Compensation Committee is responsible for overseeing the management of risks relating to employee compensation plans and arrangements and the Audit Committee oversees the management of financial risks. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks.

The Chairman of our Board of Directors and our Chief Executive Officer are currently separate. Our Board of Directors does not currently have a policy as to whether the role of Chairman of our Board of Directors and the Chief Executive Officer should be separate. Our Board of Directors believes that the Company and its stockholders are best served by maintaining flexibility to have any director serve as Chairman and therefore believes that a permanent policy on whether the Chairman and Chief Executive Officer positions should be separated or combined is not appropriate.

The Company expects not to qualify as a “controlled company” from and after August 13, 2018. Given that the Chairman is not an independent director, the Board of Directors expects to appoint a Lead Director at the next meeting of the Board of Directors after the Company loses its status as a “controlled company” in order to maintain the independent integrity of the Board of Directors. The Lead Director’s responsibilities shall include: (a) presiding at all meetings of the Board of Directors at which the Chairman is not present, including executive sessions of the independent directors; (b) serving as liaison between the Chairman and the independent directors; (c) reviewing and approving materials to be sent to the Board of Directors; (d) approving the meeting agendas for the Board of Directors; (e) approving meeting schedules to assure that there is sufficient time for discussion of all agenda items; (f) having the authority to call meetings of the independent directors; and (g) if requested by major shareholders, ensuring that he or she is available for consultation and direct communication. If the Chairman is an independent director, than the foregoing responsibilities will be handled by the Chairman.

The Board of Directors understands that no single approach to board leadership is universally accepted and that the appropriate leadership structure may vary based on several factors, such as a company’s size, industry, operations, history and culture. Accordingly, our Board of Directors, with the assistance of the Nominating and Governance Committee, assesses its leadership structure in light of these factors and the current environment to achieve the optimal model for us and for our stockholders.

The composition of the Board of Directors, the tenure of the directors with the Company, the overall experience of the directors and the experience that the directors have had with the Chairman and the executive management group permit and encourage each member to take an active role in all discussions, and each member does actively participate in all substantive discussions. We believe that our current Board of Directors leadership structure is serving the Company well at this time.

Board of Directors Meetings and Committees

In fiscal 2017, the Board of Directors held seven meetings. All directors attended at least 75% of the meetings of the Board of Directors and of the committees on which they served.

The Board of Directors has three committees:

•	Audit;

•	Compensation; and

•	Nominating and Governance.

So long as any of (a) Holdings, (b) AIF VIII, (c) each of their respective affiliates to which any transfers of shares of our Common Stock are made and (d) VoteCo (the “Apollo Group”) beneficially owns at least 5% of our outstanding shares of Common Stock, a number of directors nominated by Holdings that is as proportionate (rounding up to the next whole director) to the number of members of such committee as is the number of directors that Holdings is entitled to nominate to the number of members of our Board of Directors will serve on each committee of our Board of Directors, subject to compliance with applicable law.

Each committee operates under a written charter which is available at the Company’s website at http://investors.playags.com/ by clicking on “Corporate Governance,” and then the name of the respective committee. Committee charters are also available in print upon the written request of any stockholder. The current committee membership of our Board of Directors is as follows:

Audit Committee	Compensation Committee	Nominating and Governance Committee
Adam Chibib *	David Sambur *	David Sambur *
Yvette Landau	Daniel Cohen	Daniel Cohen
	David Lopez Adam Chibib	David Lopez Yvette Landau
* Committee Chair

Audit Committee

Our Audit Committee consists of Mr. Chibib (Chair) and Ms. Landau. Our Board of Directors has determined that each of Mr. Chibib and Ms. Landau qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and that each of Mr. Chibib and Ms. Landau is independent as independence is defined in Rule 10A-3 of the Securities Exchange Act of 1934 (the “Exchange Act”) and under the NYSE listing standards. A third independent director meeting these standards will be appointed to the Audit Committee by January 30, 2019, within one year of the completion of the initial public offering. The principal duties and responsibilities of our Audit Committee are as follows:

•	to prepare the annual Audit Committee report to be included in our annual proxy statement;

•	to oversee and monitor our financial reporting process;

•	to oversee and monitor the integrity of our financial statements and internal controls;

•	to oversee and monitor the independence, retention, performance and compensation of our independent auditor;

•	to oversee and monitor the performance of our internal audit function;

•	to discuss, oversee and monitor policies with respect to risk assessment and risk management;

•	to oversee and monitor our compliance with legal and regulatory requirements; and

•	to provide regular reports to the Board of Directors.

The Audit Committee also has the authority to retain counsel and advisors to fulfill its responsibilities and duties and to form and delegate authority to subcommittees.

Compensation Committee

Our Compensation Committee consists of Messrs. Sambur (Chair), Cohen, Lopez and Chibib. The principal duties and responsibilities of the Compensation Committee are as follows:

•	to review, evaluate and make recommendations to the full Board of Directors regarding our compensation strategy;

•

to review and make recommendations to the Board of Directors with respect to corporate goals and objectives relevant to the compensation of our chief executive officer and other executive officers, evaluate such officers’ performance in light of those goals and objectives and determine executive officer compensation based on this evaluation;

•	to review and make recommendations to the Board of Directors with respect to our incentive compensation plans and equity-based compensation plans;

•	to administer incentive compensation and equity-related plans; and

•	to prepare an annual Compensation Committee report and take such other actions as are necessary and consistent with the governing law and our organizational documents.

The Company expects not to qualify as a “controlled company” from and after August 13, 2018. As of the date of this proxy statement, as permitted by the listing standards of the NYSE, our Compensation Committee is not currently composed entirely of independent directors. We expect that the Compensation Committee must be composed entirely of independent directors by August 13, 2019, and we intend to comply with such requirement by such time.

Nominating and Governance Committee

Our Board of Directors established a Nominating and Governance Committee. Our Nominating and Governance Committee consists of Messrs. Sambur (Chair), Cohen and Lopez, and Ms. Landau. The principal duties and responsibilities of the Nominating and Governance Committee are as follows:

•	to identify candidates qualified to become directors of the Company, consistent with criteria approved by our Board of Directors;

•

to recommend to our Board of Directors nominees for election as directors at the next annual meeting of stockholders or a special meeting of stockholders at which directors are to be elected, as well as to recommend directors to serve on the other committees of the board;

•	to recommend to our Board of Directors candidates to fill vacancies and newly created directorships on the Board of Directors;

•	to develop and recommend to the Board of Directors for approval a Chief Executive Officer and executive officer succession plan;

•	to identify best practices and recommend corporate governance principles, including giving proper attention and making effective responses to stockholder concerns regarding corporate governance;

•	to develop and recommend to our Board of Directors guidelines setting forth corporate governance principles applicable to the Company; and

•	to oversee the evaluation of our Board of Directors and its committees.

The Company expects not to qualify as a “controlled company” from and after August 13, 2018. As of the date of this proxy statement, as permitted by the listing standards of the NYSE, our Nominating and Governance Committee is not currently composed entirely of independent directors. We expect that the Nominating and Governance Committee must be composed entirely of independent directors by August 13, 2019, and we intend to comply with such requirement by such time.

Compensation Committee Interlocks and Insider Participation

Members of the Compensation Committee during 2017 included Messrs. Sambur, Cohen and Lopez. Only Mr. Lopez, the Company’s Chief Executive Officer and President, was an officer or employee of the Company during 2017. None of the other members of the Compensation Committee in 2017 was, at any time during 2017 or at any other time, an officer or employee of the Company.

None of our executive officers has served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our Board of Directors or Compensation Committee during 2017.

Except as described in the section entitled “—Certain Relationships and Related Transactions” below, none of the members of the Compensation Committee had or has any relationships with us that are required to be disclosed under Item 404 of Regulation S-K.

Identifying and Evaluating Candidates for the Board of Directors

In considering possible candidates to serve on the Board of Directors, the Nominating and Governance Committee will take into account all appropriate qualifications, qualities and skills in the context of the current make-up of the Board of Directors and will consider the entirety of each candidate’s credentials. In addition, the Nominating and Governance Committee will evaluate each nominee according to the following criteria:

•	Nominees should have a reputation for integrity, honesty and adherence to high ethical standards;

•

Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company and should be willing and able to contribute positively to the decision-making process of the Company;

•	Nominees should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board of Directors and its committees;

•

Nominees should have the interest and ability to understand the sometimes-conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, governmental units, creditors and the general public and to act in the interests of all stockholders;

•

Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all the Company’s stockholders and to fulfill the responsibilities of a director; and

•

Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, gender identity, sexual orientation, age, disability, political affiliation or any other basis proscribed by law. The value of diversity on the Board of Directors should be considered.

Stockholders may recommend director candidates for consideration by the Nominating and Governance Committee. To have a candidate considered by the Nominating and Governance Committee, a stockholder must submit the recommendation in writing and must include the following information:

•	The name and address of the stockholder, as they appear on the Company’s books;

•

The class or series and number of shares of the Company which are, directly or indirectly, owned beneficially and of record by such stockholder, such beneficial owner, and their respective affiliates, associates and any others acting in concert therewith;

•	Any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder or beneficial owner has a right to vote any shares of the Company;

•

Any other information relating to such stockholder and beneficial owner that would be required to be disclosed in a proxy statement and form of proxy or other filings required to be made in connection with solicitations of proxies for such nomination in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

•

Such other information regarding each proposed candidate required under the bylaws of the Company and as would be required to be included in a proxy statement under the rules of the SEC if such candidate had been nominated by the Board of Directors.

Each such recommendation must be sent to the Secretary of the Company at PlayAGS Inc., 5475 S. Decatur Blvd., Suite #100, Las Vegas, NV 89118 and must be received within the time indicted above under “When are stockholder proposals due for consideration at next year’s annual meeting?” The Nominating and Governance Committee will evaluate stockholder recommended director candidates in the same manner as it evaluates director candidates identified by other means.

Corporate Governance Guidelines

Our Board of Directors has adopted a code of business conduct and ethics that applies to all of our directors, officers, and employees, and is intended to comply with the relevant listing requirements for a code of conduct as well as qualify as a “code of ethics” as defined by the rules of the SEC. The code of business conduct and ethics contains general guidelines for conducting our business consistent with the highest standards of business ethics. We intend to disclose future amendments to certain provisions of our code of business conduct and ethics, or waivers of such provisions applicable to any principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions, and our directors, on our website at http://investors.playags.com/. The code of business conduct and ethics is made available on our website.

We have Corporate Governance Guidelines that address significant issues of corporate governance and set forth procedures by which our managers and Board of Directors carry out their respective responsibilities. The guidelines are available for viewing on our website at http://investors.playags.com/. We will also provide the guidelines, free of charge, to stockholders who request them. Requests should be directed to our Secretary at PlayAGS, Inc., 5475 S. Decatur Blvd., Suite #100, Las Vegas, NV 89118.

Director Independence

The listing standards of the NYSE require that a majority of the Board of Directors be independent. No director qualifies as independent unless the Board of Directors affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). The Board of Directors broadly considers all relevant facts and circumstances relative to independence and considers the issue not merely from the standpoint of the director, but also from the viewpoint of persons or organizations with which the director has an affiliation. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships (among others).

The Company expects not to qualify as a “controlled company” from and after August 13, 2018. As permitted by the listing standards of the NYSE, we intend to phase in compliance with the heightened independence requirements for our Compensation Committee and Nominating and Governance Committee prior to the end of the one-year transition period as allowed under the applicable rules and regulations of the SEC and the NYSE. The Board of Directors has determined that Mr. Chibib and Ms. Landau are our independent directors, as such term is defined by the applicable rules and regulations of the SEC and the NYSE.

Executive Sessions of Non-Management Directors

Under the Company’s Board Governance Principles, the Board of Directors meet at least quarterly in executive session without management directors and any other members of the Company’s management present. In addition, at least annually, all independent directors meet in executive session. The Chairman presides at such executive sessions (the “Presiding Director”). In the absence of the Presiding Director, the Lead Director, if any, presides over such executive sessions.

Apollo Approval of Certain Matters and Rights to Nominate Certain Directors

The approval of a majority of the directors nominated by Holdings pursuant to the Stockholders Agreement (defined below) or the approval of Holdings is required by our amended and restated articles of incorporation and Stockholders Agreement under certain circumstances. These consist of:

Under our amended and restated articles of incorporation:

•

to the fullest extent permitted by law, prior to the time when the Apollo Group no longer beneficially owns at least 25% of the total voting power of our outstanding shares entitled to vote generally in the election of directors, the approval by both a majority of the directors then in office and a majority of the directors nominated by Holdings pursuant to the Stockholders Agreement will be required for any amendment, modification or repeal of any provision of our amended and restated articles of incorporation;

•

to the fullest extent permitted by the Nevada Revised Statutes, prior to the time when the Apollo Group first ceases to beneficially own at least 25% of the voting power of our outstanding shares entitled to vote generally in the election of directors, the approval of both a majority of the directors then in office and a majority of the directors nominated by the Apollo Group pursuant to the Stockholders Agreement will be required for any amendment, modification or repeal of any provision of our amended and restated bylaws adopted by our Board of Directors; and

•

prior to the first date on which the Apollo Group ceases to beneficially own at least 50% of the voting power of our issued and outstanding shares of stock, any amendment, modification or repeal of any provision of our amended and restated bylaws may be adopted by the affirmative vote of holders of a majority of the voting power of our outstanding shares of stock entitled to vote on the matter. If the Apollo Group does not beneficially own at least 50% of the voting power of our issued and outstanding shares of stock, the affirmative vote of holders of at least two-thirds of the voting power of our outstanding shares of stock entitled to vote on the matter will be necessary for stockholders to adopt any amendment, modification or repeal of any provision of our amended and restated bylaws.

Under the Stockholders Agreement, the prior approval of Holdings is necessary for us to take any of the following actions:

•	a change in size of the Board of Directors;

•

the incurrence of indebtedness, in a single transaction or a series of related transactions, by us or any of our subsidiaries aggregating more than $10 million, except for (i) debt that has previously been approved or is in existence on the date of closing the initial public offering or any refinancing thereof up to the same maximum principal amount of such debt outstanding as of the date hereof, (ii) capital leases contemplated by an annual budget approved by the Board of Directors and (iii) inter-company indebtedness;

•	the issuance of additional shares of any class of our capital stock (other than any award under any stockholder approved equity compensation plan);

•

a redemption, repurchase or other acquisition by us of our capital stock other than (i) the redemption, repurchase or other acquisition by the Company of any equity securities of any director, officer, independent contractor or employee in connection with the termination of the employment compensation plan or award agreement with respect to such equity securities or (ii) pursuant to an offer made to all stockholders of the Company pro rata with respect to such equity securities (regardless of whether any or all of such stockholders elect to participate in such redemption, repurchase or other acquisition);

•	consummation of any material acquisition of the stock or assets of any other entity (other than any of our subsidiaries), in a single transaction or a series of related transactions;

•

a material disposition, in a single transaction or a series of related transactions, of any of our or our subsidiaries’ assets, other than the sale of inventory or products in the ordinary course of business;

•	fundamental changes to the nature of our business, including our entry into new and unrelated lines of business or cessation of a material portion of our business;

•	the adoption, approval or issuance of any poison pill or stockholder rights plan, and any amendment, restatement, modification or waiver thereof;

•

payment or declaration of any dividend or distribution on any of our capital stock other than dividends or distributions required to be made pursuant to the terms of any of our outstanding preferred stock;

•

appointment or removal of the chairperson of the Board of Directors or our chief executive officer, chief financial officer, general counsel, controller or any other officer that would be subject to Section 16 of the Exchange Act;

•

a consolidation or merger of us with or into any other entity, or transfer (by lease, assignment, sale or otherwise) of all or substantially all of our and our subsidiaries’ assets, taken as a whole, to another entity, or a “Change of Control” as defined in our Stockholders Agreement; and

•	any entry by us or our subsidiaries into voluntary liquidation or bankruptcy.

Unless otherwise specified, these approval rights will terminate the first time the Apollo Group no longer beneficially owns at least 33 1/3% of our issued and outstanding Common Stock.

Beyond these rights, pursuant to the Stockholders Agreement, Holdings has the right, at any time until the Apollo Group no longer beneficially owns at least 5% of our issued and outstanding Common Stock, to nominate a number of directors comprising a percentage of the Board of Directors in accordance with their beneficial ownership of our outstanding Common Stock (rounded up to the nearest whole number). For example, if the Apollo Group beneficially owns 5.1% of our outstanding Common Stock and our Board of Directors has 9 director seats, Holdings shall have the right to nominate one director. See also “Certain Relationships and Related Transactions—Stockholders Agreement” for rights of Holdings to nominate a certain number of directors. Pursuant to the Stockholders Agreement, at any time until the Apollo Group no longer beneficially owns at least 5% of our issued and outstanding Common Stock, we will cause to be appointed to each committee of the Board of Directors a number of directors nominated by Holdings that is as proportionate (rounding up to the next whole director) to the number of members of such committee as is the number of directors that Holdings is entitled to nominate to the number of members of our Board of Directors.

Compensation Risk Assessment

We believe that the performance goals and incentive plan structures generally established under the Company’s executive, annual and long-term incentive programs would not contribute to excessive risk by our senior executives or employees. The approved goals under our incentive programs are consistent with our financial operating plans and strategies, and these programs are discussed and reviewed by the Compensation Committee. The Company’s compensation systems are balanced, rewarding both short-term and long-term performance, and its performance goals are team oriented rather than individually focused, and include measurable factors and objective criteria. The Compensation Committee is actively engaged in setting compensation systems, monitoring those systems during the year and using discretion in making rewards, as necessary. As a result of the procedures and practices described above, the Compensation Committee believes that the Company’s compensation policies and practices for its employees do not encourage risk taking that is reasonably likely to have a material adverse effect on the Company.

Communications with the Board of Directors

A stockholder or other interested party who wishes to communicate with our directors, a committee of our Board of Directors, our independent directors as a group or our Board of Directors generally may do so in writing. Any such communications may be sent to our Board of Directors by U.S. mail or overnight delivery and should be directed to our Secretary at 5475 S. Decatur Blvd., Suite #100 Las Vegas, NV 89118, who will forward them to the intended recipient(s). Any such communications may be made anonymously. Unsolicited advertisements, invitations to conferences or promotional materials, in the discretion of our Secretary, are not required, however, to be forwarded to the directors.

Director Attendance at Annual Meeting

The Company encourages all of our directors to attend each annual meeting of stockholders. To the extent reasonably practicable, the Company regularly schedules a meeting of the Board of Directors on the same day as the Annual Meeting of Stockholders.

EXECUTIVE OFFICERS

The names of the current executive officers of the Company (and their respective ages as of the date of this proxy statement) are set forth below.

Name	Age	Position
David Lopez	44	Chief Executive Officer, President and Director
Kimo Akiona	44	Chief Financial Officer, Chief Accounting Officer and Treasurer
Victor Gallo	52	General Counsel, Secretary and Compliance Officer
Sigmund Lee	47	Chief Technology Officer

David Lopez currently serves as our Chief Executive Officer and President. See “Proposal 1 – Election of Directors—The Board of Directors—Class III Directors” for Mr. Lopez’s biography.

Kimo Akiona. Mr. Akiona serves as Treasurer, Chief Financial Officer and Chief Accounting Officer of the Company. Mr. Akiona, most recently served as Senior Vice President and Corporate Controller of SHFL entertainment, Inc. and Bally Technologies, Inc. Mr. Akiona joined SHFL entertainment, Inc. in December 2005 and held various positions within the organization’s finance and accounting department during his tenure, including Vice President and Corporate Controller and Director of SEC Reporting. Mr. Akiona is a graduate of University of Nevada, Las Vegas with a B.S. in Business Administration with a concentration in accounting.

Victor Gallo. Mr. Gallo joined the Company in February 2010 as Vice President, Licensing and Compliance and Compliance Officer and currently serves as the Company’s General Counsel, Secretary, and Compliance Officer. Previously, Mr. Gallo was General Counsel and Vice President of Business Development for Youbet.com (NASDAQ: UBET), and Vice President of Legal and Compliance and Corporate Counsel for Konami Gaming, Inc. Mr. Gallo has also worked as a patent attorney in private practice, and as an active duty Captain in the U.S. Air Force Judge Advocate General Corps. Mr. Gallo received his Bachelor of Science degree in Aerospace Engineering from the University of Southern California and a Juris Doctor from the University of the Pacific.

Sigmund Lee. Mr. Lee was appointed to serve as Chief Technology Officer of the Company on July 1, 2015. Mr. Lee most recently served as Chief Technology Officer of Cadillac Jack. Mr. Lee joined Cadillac Jack in 2006 and served as their Chief Technology Officer during his tenure. Prior to his role at Cadillac Jack, Mr. Lee served as the Vice President of Engineering for Bally Technologies. Mr. Lee is a graduate of Georgia State University.

EXECUTIVE COMPENSATION

Executive Summary

The Company’s goal for its executive compensation program is to utilize a pay-for-performance compensation program that is directly related to achievement of the Company’s financial and strategic objectives. The primary elements of the program, which are discussed in greater detail below, include base salary, annual cash bonus incentives based on performance and long-term equity incentives in the form of stock-based compensation. These elements are designed to: (i) provide compensation opportunities that will allow the Company to attract and retain talented executive officers who are essential to the Company’s success; (ii) provide compensation that rewards both individual and corporate performance and motivates the executive officers to achieve corporate strategic objectives; (iii) reward superior financial and operational performance in a given year, over a sustained period and expectations for the future; (iv) place compensation at risk if performance goals are not achieved; and (v) align the interests of executive officers with the long-term interests of stockholders through stock-based awards.

Summary Compensation Table

The following table discloses compensation for our fiscal years ending December 31, 2017 and 2016 received by Messrs. Lopez, Lee, and Akiona, each of whom was a “named executive officer” during Fiscal 2017. On January 30, 2018, the Company completed the initial public offering of its Common Stock, at a public offering price of $16.00 per share. All share information is presented after giving effect to the 1.5543—for—1 stock split that was effected immediately prior to the consummation of our initial public offering.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Option Awards ($) (2)		Non-Equity Incentive Plan Compensation ($) (4)	All Other Compensation ($) (5)	Total ($)
David Lopez, President and Chief Executive Officer	2017	500,000	—		—		656,086	11,245	$1,167,331

	2016	500,000	—		—		530,000	26	$1,030,026

Sigmund Lee, Chief Technology Officer	2017	500,000	250,000	(1)	—		335,000	22,908	$1,107,908

	2016	493,077	750,000	(1)	453,000	(3)	265,000	17,684	$1,978,761

Kimo Akiona, Chief Financial Officer and Treasurer	2017	280,290	—		—		186,637	4,329	$471,256

	2016	275,000	—		—		145,750	26	$420,776

(1)	Represents a one-time cash bonus of $500,000 in 2016, as well as annual bonuses of $250,000 in each of 2016 and 2017.
(2)

Amounts represent the aggregate grant date fair value of the awards computed in accordance with FASB Accounting Standards Codification (“ASC”) Topic 718 (disregarding any risk of forfeiture assumptions). For a discussion of the relevant valuation assumptions, see Note 11 to the financial statements in the Company’s Form 10-K/A for the 2017 fiscal year for further explanation.

(3)

Represents 77,716 options granted on January 18, 2016 to purchase common shares granted pursuant to the Company’s form option award agreement; provided, that these options are time-based only, and are eligible to vest in equal installments of 25% on each of the first four anniversaries of the date of the grant (i.e., January 18, 2017, January 18, 2018, January 18, 2019, and January 18, 2020), subject to continued employment with the Company or its subsidiaries. In the event of a termination of employment without cause or as a result of death or disability, any time based options which would have vested on the next applicable vesting date shall become vested, and the remaining unvested time based options shall be forfeited. In addition, upon a Change in Control (as defined in the Company’s 2014 Long-Term Incentive Plan (the “2014 Long-Term Incentive Plan”)), subject to continued employment through the date of the Change in Control, all outstanding unvested time based options shall immediately vest.

(4)

Amounts represent annual incentive cash bonuses paid to employees. Employees are eligible to earn annual cash bonuses based on attainment of applicable adjusted EBITDA performance targets. Each bonus plan participant is assigned a bonus payment range expressed as a percentage of base salary. The amount of the cash bonus is then increased or decreased within the applicable range based on over- or under-performance with respect to the performance targets, subject to a minimum achievement level of 80% (85% for 2016) necessary to earn any bonus, a maximum achievement level of 120%, and a target achievement level of 100% (with interpolation of bonus payments between such levels).

For all participants in 2017, an achievement level of 85% will correspond to a payout level of 50% of target, an achievement level of 100% will correspond to a payout level of 100% of target, and an achievement level of 120% will correspond to a payout level of 200% of target. For all participants in 2016, an achievement level of 85% corresponded to a payout level of 50% of target, an achievement level of 100% corresponded to a payout level of 100% of target, and an achievement level of 120% corresponded to a payout level of 200% of target. For 2016 and 2017, at 100% achievement of performance targets, David Lopez was eligible to earn a bonus equal to 100% of his base salary. During 2016 and 2017, at 100% achievement of performance targets, Sigmund Lee was eligible to earn a bonus equal to 50% of his base salary. For 2016 and 2017, at 100% achievement of performance targets, Kimo Akiona was eligible to earn a bonus equal to 50% of his base salary.

The applicable adjusted EBITDA target for 2017 is $101,542,000, and attainment for such year was 109% of target ($110,928,000), which corresponded to a payout level of 134%. The applicable adjusted EBITDA target for 2016 was $95,958,000, and attainment for such year was 103% of target ($98,872,000), which corresponded to a payout level of 106%. Adjusted EBITDA for purposes of bonus performance targets is defined as earnings before interest, taxes, depreciation and amortization including adjustments for nonrecurring items, foreign exchange rates, synergies and excluding bonus expenses.

(5)	Amounts represent the Company’s matching contributions under our 401(k) Plan and various fringe benefits.

Employment Agreements with Named Executive Officers

David Lopez

On April 28, 2014, the Company entered into an employment agreement with David Lopez to serve as President and Chief Executive Officer of AGS LLC, a subsidiary of the Company, effective as of February 3, 2014. The agreement extends for an initial term of three years, until the third anniversary of February 3, 2014, and shall thereafter be automatically extended for successive one-year periods, unless either party provides written notice of non-renewal at least 90 days prior to the expiration of the initial term or any extended term. The agreement was automatically extended on February 3, 2018, for one year. Mr. Lopez’s annual base salary was recently increased to $700,000 and Mr. Lopez is eligible to receive an annual performance-based bonus, with an annual target bonus opportunity of 100% of his annual base salary (i.e., $700,000).

Sigmund Lee

On July 1, 2015, we entered into an employment agreement with Sigmund Lee to serve as Chief Technology Officer of AGS LLC, a subsidiary of the Company, effective as of July 1, 2015. On January 14, 2016, we entered into the First Amendment to the Employment Agreement with Sigmund Lee (as amended, the “Amended Lee Employment Agreement”). The agreement with the Company is “at-will,” meaning that either Mr. Lee or the Company may terminate the employment relationship at any time and for any reason, either with or without cause. Pursuant to the Amended Lee Employment Agreement, Mr. Lee’s annual base salary shall be $500,000 and he shall be eligible to receive an annual performance-based bonus, with an annual target bonus opportunity equal to $250,000 based on company performance criteria as applied to other executives of the Company, and an additional Annual Incentive Program bonus equal to $250,000. Mr. Lee also received a onetime signing bonus of $500,000 in connection with entering into the Amended Lee Employment Agreement in 2016, the net after-tax amount of which is subject to repayment if Mr. Lee voluntarily resigns prior to January 14, 2019 (provided, that the signing bonus shall become non-repayable upon the occurrence of a Change of Control (as defined in the Company’s First Lien Credit Agreement, dated as of December 20, 2013 (except that an initial public offering shall not constitute a Change of Control)), or if David Lopez is replaced as the CEO of the Company without Mr. Lee’s consent, or upon a significant diminishment in Mr. Lee’s authority or duties).

Kimo Akiona

On February 23, 2015, we entered into an employment agreement with Kimo Akiona to serve as Chief Financial Officer of AGS LLC, a subsidiary of the Company, effective as of February 23, 2015. The agreement with the Company is “at-will,” meaning that either Mr. Akiona or the Company may terminate the employment relationship at any time and for any reason, either with or without cause. Pursuant to the employment agreement, Mr. Akiona’s annual base salary shall be $275,000 and he shall be eligible to receive an annual performance based bonus, with an annual target bonus opportunity equal to 50% of his base salary. Actual annual bonus amounts payable shall be determined by the Company based on the attainment of financial results and earnings targets.

Outstanding equity awards as of the year ended December 31, 2017:

	Options					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise or Base Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
David Lopez (1)(2)	69,945	46,630	233,146	6.43	4/28/2024	31,086	(6)	528,462	(7)
	46,629	—	—	6.43	4/28/2024	—		—
Sigmund Lee (3)(4)	58,286	58,286	—	10.10	7/17/2025	—		—
	19,429	58,287	—	10.92	1/18/2026	—		—
Kimo Akiona (5)	10,102	15,153	50,514	9.42	3/11/2025	—		—

(1)

Represents options granted on April 28, 2014 to purchase common shares granted pursuant to the Company’s form option award agreement. One third of the options are eligible to vest in equal installments of 20% on each of the first five anniversaries of the date of the grant, subject to continued employment with the Company or its subsidiaries. In the event of a termination of employment without cause or as a result of death or disability, any such time based options which would have vested on the next applicable vesting date shall become vested, and the remaining unvested time based options shall be forfeited. In addition, upon a Change in Control (as defined in the Company’s 2014 Long-Term Incentive Plan), subject to continued employment through the date of the Change in Control, all outstanding unvested time based options shall immediately vest. The remaining two-thirds of the options are eligible to vest 50% based on achievement of an Investor IRR equal to or in excess of 20%, subject to a minimum cash-on-cash return of 2.5 times the Investor Investment (as such terms are defined in the Company’s 2014 Long-Term Incentive Plan) and 50% based on achievement of an Investor IRR equal to or in excess of 25%, subject to a minimum cash-on-cash return of 3.0 times the Investor Investment. In connection with the initial public offering, we have amended the terms of these options such that 50% are eligible to vest on the first day that the volume-weighted average price per share of our Common Stock for the prior 60 consecutive trading days exceeds $19.11 (provided that such 60-day period shall not commence earlier than the 181st day after the completion of our initial public offering), and 50% are eligible to vest based on the first day that the volume-weighted average price per share of our Common Stock for the prior 60 consecutive trading days exceeds $22.93 (provided that such 60-day period shall not commence earlier than the 181st day after the completion of our initial public offering). In the event of a termination of employment without cause or as a result of death or disability, any such performance based options which are outstanding and unvested will remain eligible to vest subject to achievement of such performance targets (without regard to the continued service requirement) until the first anniversary of the date of such termination

(2)

Represents options granted on April 28, 2014 to purchase common shares granted pursuant to the Company’s form option award agreement; provided, that this grant of options vested in full upon the date of grant.

(3)

Represents options granted on July 17, 2015 to purchase common shares granted pursuant to the Company’s form option award agreement; provided, that this grant of options is time-based only, and is eligible to vest in equal installments of 25% on each of the first four anniversaries of the date of the grant, subject to continued employment with the Company or its subsidiaries. In the event of a termination of employment without cause or as a result of death or disability, any time based options which would have vested on the next applicable vesting date shall become vested, and the remaining unvested time based options shall be forfeited. In addition, upon a Change in Control (as defined in the Company’s 2014 Long-Term Incentive Plan), subject to continued employment through the date of the Change in Control, all outstanding unvested time based options shall immediately vest.

(4)

Represents options granted on January 18, 2016 to purchase common shares granted pursuant to the Company’s form option award agreement; provided, that this grant of options is time-based only, and is eligible to vest in equal installments of 25% on each of the first four anniversaries of the date of the grant, subject to continued employment with the Company or its subsidiaries. In the event of a termination of employment without cause or as a result of death or disability, any time based options which would have vested on the next applicable vesting date shall become vested, and the remaining unvested time based options shall be forfeited. In addition, upon a Change in Control (as defined in the Company’s 2014 Long-Term Incentive Plan), subject to continued employment through the date of the Change in Control, all outstanding unvested time based options shall immediately vest.

(5)

Represents options granted on March 11, 2015 to purchase common shares granted pursuant to the Company’s form option award agreement. One third of the options are eligible to vest in equal installments of 20% on each of the first five anniversaries of the date of the grant, subject to continued employment with the Company or its subsidiaries. In the event of a termination of employment without cause or as a result of death or disability, any such time based options which would have vested on the next applicable vesting date shall become vested, and the remaining unvested time based options shall be forfeited. In addition, upon a Change in Control (as defined in the Company’s 2014 Long-Term Incentive Plan), subject to continued employment through the date of the Change in Control, all outstanding unvested time based options shall immediately vest. The remaining two-thirds of the options are eligible to vest 50% based on achievement of an Investor IRR equal to or in excess of 20%, subject to a minimum cash-on-cash return of 2.5 times the Investor Investment (as such terms are defined in the Company’s 2014 Long-Term Incentive Plan) and 50% based on achievement of an Investor IRR equal to or in excess of 25%, subject to a minimum cash-on-cash return of 3.0 times the Investor Investment. In connection with the initial public offering, we have amended the terms of these options such that 50% are eligible to vest on the first day that the volume-weighted average price per share of our Common Stock for the prior 60 consecutive trading days exceeds $19.11 (provided that such 60-day period shall not commence earlier than the 181st day after the completion of our initial public offering), and 50% are eligible to vest based on the first day that the volume-weighted average price per share of our Common Stock for the prior 60 consecutive trading days exceeds $22.93 (provided that such 60-day period shall not commence earlier than the 181st day after the completion of our initial public offering). In the event of a termination of employment without cause or as a result of death or disability, any such performance based options which are outstanding and unvested will remain eligible to vest subject to achievement of such performance targets (without regard to the continued service requirement) until the first anniversary of the date of such termination.

(6)

Represents restricted common shares granted on April 28, 2014, which are eligible to vest in equal installments of 20% on each of the first five anniversaries of the date of the grant, subject to continued employment with the Company or its subsidiaries. In the event of a termination of employment without cause or for good reason, any shares which would have vested on the next applicable vesting date shall become vested, and the remaining unvested shares shall be forfeited.

(7)	For purposes of this table, the shares of Common Stock of the Company were valued using an estimated fair value on December 31, 2017 of $17.00.

Common Stock

Prior to the completion of our initial public offering, the Common Stock consisted of two classes: class A voting common stock (“Class A Shares”) and class B non-voting common stock (“Class B Shares”).

The holders of the Class A Shares were entitled to one vote per share on all matters to be voted on by the stockholders of the Company. The holders of the Class A Shares had no economic rights or privileges, including rights in liquidation, and had no right to receive dividends or any other distributions. The holders of the Class B Shares had no right to vote on any matter to be voted on by the stockholders of the Company. Each holder of Class B Shares was entitled to share equally, share for share, dividends declared, as well as any distributions to the stockholders, and in the event of the Company’s liquidation, dissolution or winding up, was entitled to share ratably in any remaining assets after payment of or provision for liabilities and the liquidation on preferred stock, if any.

In connection with our initial public offering, we (i) reclassified Class B Shares into a new class of voting common stock, which is the class of stock investors received in the initial public offering, and (ii) canceled the Class A Shares. Concurrent with this reclassification, and immediately prior to the consummation of our initial public offering, we effected a 1.5543-for-1 stock split of the Company’s new voting common stock such that existing stockholders each received 1.5543 shares of the new voting common stock described above in clause (i) for each share of Class B Shares they held at that time. Accordingly, all share and per share amounts for all periods presented herein have been adjusted retroactively, where applicable, to reflect the stock split.

Modification of Performance Options

Stock option awards represent options to purchase Common Stock and are granted pursuant to the Company’s incentive plans, and include options that the Company primarily classifies as Tranche A or time based, Tranche B and Tranche C.

Tranche A or time based options are eligible to vest in equal installments of 20% or 25% on each of the first five or four anniversaries of the date of the grant, subject to continued employment with the Company or its subsidiaries. In the event of a termination of employment without cause or as a result of death or disability, any such time based options which would have vested on the next applicable vesting date shall become vested, and the remaining unvested time based options shall be forfeited. In addition, upon a Change in Control (as defined in the incentive plans), subject to continued employment through the date of the Change in Control, all outstanding unvested time based options shall immediately vest. An initial public offering does not qualify as a Change in Control as it relates to the vesting of stock options.

All other option awards are eligible to vest upon the satisfaction of certain performance conditions (collectively, “Performance Options”) in addition to the performance vesting condition of a Qualified Public Offering. Tranche B options are eligible to vest based on achievement of an Investor IRR (as defined in the incentive plans) equal to or in excess of 20%, subject to a minimum cash-on-cash return of 2.5 times the Investor Investment (as such terms are defined in the Company’s 2014 Long-Term Incentive Plan). Tranche C options are eligible to vest based on achievement of an Investor IRR equal to or in excess of 25%, subject to a minimum cash-on-cash return of 3.0 times the Investor Investment. In the event of a termination of employment without cause or as a result of death or disability, any Performance Options which are outstanding and unvested will remain eligible to vest subject to achievement of such performance targets (without regard to the continued service requirement) until the first anniversary of the date of such termination. As of December 31, 2017, the Company had 667,565 Performance Options outstanding.

On January 16, 2018, we amended our option agreements to add additional vesting provisions to our Performance Options. Tranche B options are eligible to vest (a) based on achievement of an Investor IRR equal to or in excess of 20%, subject to a minimum cash-on-cash return of 2.5 times the Investor Investment (as such terms are defined in the Company’s 2014 Long-Term Incentive Plan) or (b) on the first day that the volume-weighted average price per share of our Common Stock for the prior 60 consecutive trading days exceeds $19.11 (provided that such 60-day period shall not commence earlier than the 181st day after the completion of our initial public offering). Tranche C options are eligible to vest (a) based on achievement of an Investor IRR equal to or in excess of 25%, subject to a minimum cash-on-cash return of 3.0 times the Investor Investment or (b) on the first day that the volume-weighted average price per share of our Common Stock for the prior 60 consecutive trading days exceeds $22.93 (provided that such 60-day period shall not commence earlier than the 181st day after the completion of our initial public offering). In the event of a termination of employment without cause or as a result of death or disability, any Performance Options which are outstanding and unvested will remain eligible to vest subject to achievement of such performance targets (without regard to the continued service requirement) until the first anniversary of the date of such termination.

Pension Benefits

We do not maintain any defined benefit pension plan for the benefit of our named executive officers.

Nonqualified Deferred Compensation

We do not maintain any nonqualified deferred compensation plan for the benefit of our named executive officers.

Payments Upon Termination and Change of Control

Pursuant to each named executive officer’s employment agreement, upon the termination of his or her employment by the Company without “Cause,” (or, for Mr. Lopez, upon his resignation with “Good Reason”) the Company would provide base salary continuation (24 months base salary for Mr. Lopez, 12 months base salary for Mr. Lee, and 9 months base salary for Mr. Akiona). Mr. Lopez would also be eligible to receive continued health benefits at no greater cost than would apply if he were an active employee, for 18 months post termination, or if earlier, until he commences employment with a subsequent employer. All severance payments are subject to the execution of a release of claims. Messrs. Lopez and Akiona are subject to post termination non-solicitation and non-competition covenants for twenty-four months and nine months, respectively, following termination of employment. Mr. Lee is subject to post termination non-solicitation and non-competition covenants for 12 months if termination of employment occurs on or prior to January 1, 2019 and 6 months if termination of employment occurs after January 1, 2019; provided, that upon the occurrence of a Change of Control (as defined in the Company’s First Lien Credit Agreement, dated as of December 20, 2013 (except that an initial public offering shall not constitute a Change of Control)), or if David Lopez is replaced as the CEO of the Company without Mr. Lee’s consent, or upon a significant diminishment in Mr. Lee’s authority or duties, the noncompetition covenant shall be canceled and without further force or effect.

“Cause” in the employment agreements generally includes (i) for Messrs. Akiona and Lee, failure to correct underperformance after written notification from the Chief Executive Officer or the board, (ii) illegal fraudulent conduct, (iii) conviction of a felony, (iv) a determination that such named executive officer’s involvement with the Company would have a negative impact on our ability to receive or retain any licenses, (v) willful or material misrepresentation to the Company, Chief Executive Officer or board relating to the business, assets or operation of the Company, or (vi) refusal to take any action as reasonably directed by the board or any individual acting on behalf or at the direction of the board, or (vii) for Mr. Lopez, material breach of any agreement with the Company and its affiliates (and failure to cure).

For Mr. Lopez only, “Good Reason” in his employment agreement means his voluntary resignation after any of the following actions are taken by the Company or any of its subsidiaries without his consent: (i) removal from the office of President and Chief Executive Officer of the Company or a change in reporting lines such that Mr. Lopez no longer reports to the board, (ii) a requirement that Mr. Lopez be based anywhere other than within 35 miles of Las Vegas, Nevada, or (iii) a notice from the Company to Mr. Lopez of non-extension of the employment term; provided, however, that a termination will not be for “Good Reason” unless Mr. Lopez shall have provided written notice to the Company of the existence of one of the above conditions within 30 days following the initial existence of such condition, specifying in reasonable detail such condition, the Company shall have had 30 days following receipt of such written notice to remedy the condition, the Company shall have failed to remedy the condition during the applicable cure period, Mr. Lopez shall have thereafter and prior to the date of termination provided a notice of termination to the Company, and Mr. Lopez’s date of termination shall have occurred within 30 days following expiration of the cure period.

For the treatment of equity upon termination of employment, please see the section “—Outstanding equity awards as of the year ended December 31, 2017”. In addition, common shares and options to purchase common shares that are held by named executive officers are subject to repurchase rights, which enable the Company to recover the common shares without transferring any appreciation of the fair value of the stock upon certain terminations prior to a “Qualified Public Offering”. If employment is terminated by the Company prior to the consummation of a Qualified Public Offering for “Cause”, as defined in the Securityholders Agreement, or is terminated by such named executive officer without “Good Reason”, as defined in the Securityholders Agreement, then the Company shall have the right to repurchase all or any portion of the common shares held by such named executive officer for the lesser of original cost and fair market value. Upon any termination of employment other than as described in the immediately preceding sentence, the Company shall have the right to repurchase all or any portion of the common shares held by such named executive officer for fair market value.

The following table sets forth the payments each of our named executive officers would have received if their employment had been terminated by us without cause, or, for David Lopez, by him for good reason, on December 31, 2017, both with and without the occurrence of a change in control as of such time. For purposes of this table, the shares of Common Stock of the Company were valued using an initial public offering price of $17.00 per share of Common Stock of the Company, which is the midpoint of the price range set forth on the cover page of the prospectus.

		Amounts Payable
Name	Benefit	Termination Without Cause (or, for Mr. Lopez, With Good Reason); No Change in Control ($)		Termination Without Cause (or, for Mr. Lopez, With Good Reason); Upon Change in Control ($)
David Lopez, President, Chief Executive Officer and Secretary	Cash Severance (1)	1,000,000		1,000,000
	Continued Benefits (2)	18,156		18,156
	Equity Acceleration	510,578	(5)	1,021,155	(8)

Sigmund Lee, Chief Technology Officer	Cash Severance (3)	500,000		500,000
	Equity Acceleration	319,097	(6)	756,233	(9)

Kimo Akiona, Chief Financial Officer, Chief Accounting Officer and Treasurer	Cash Severance (4)	210,218		210,218
	Equity Acceleration	38,295	(7)	114,885	(10)

(1)	Represents base salary continuation for 24 months.
(2)

Represents continued health benefits (at no greater cost than would apply if Mr. Lopez were an active employee) for 18 months post termination, or if earlier, until he commences employment with a subsequent employer. Calculated using projected 2018 health benefits cost.

(3)	Represents base salary continuation for 12 months.

(4)	Represents base salary continuation for 9 months.
(5)	Represents the value of Mr. Lopez’ time based stock options and restricted shares which would have vested on the next applicable vesting date.
(6)	Represents the value of Mr. Lee’s time based stock options, each of which would have vested on its next applicable vesting date.
(7)	Represents the value of Mr. Akiona’s time based stock options, each of which would have vested on its next applicable vesting date.
(8)	Represents the value of all of Mr. Lopez’ unvested time based stock options and restricted shares. No performance based stock options would accelerate.
(9)	Represents the value of all of Mr. Lee’s unvested time based stock options. No performance based stock options would accelerate.
(10)	Represents the value of all of Mr. Akiona’s unvested time based stock options. No performance based stock options would accelerate.

Director Compensation

During 2017, David Sambur, Daniel Cohen and David Lopez were members of our Board of Directors and did not receive any compensation from the Company for their services on the Board of Directors.

Omnibus Incentive Plan

On January 16, 2018, our board adopted and our stockholders approved the 2018 Omnibus Incentive Plan (the “Omnibus Incentive Plan”) pursuant to which equity-based and cash incentives may be granted to participating employees, directors and consultants. The Omnibus Incentive Plan provides for an aggregate of 1,607,389 post-split shares of our Common Stock. No more than 1,607,389 shares of our Common Stock may be issued with respect to incentive stock options under the Omnibus Incentive Plan. The compensation committee may grant awards of non-qualified stock options, incentive (qualified) stock options, stock appreciation rights, restricted stock awards, restricted stock units, other stock-based awards, performance compensation awards (including cash bonus awards), other cash-based awards or any combination of the foregoing.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2017.

Members of the Compensation Committee:

David Sambur, Chairman

Daniel Cohen

David Lopez

Adam Chibib

The Report of the Compensation Committee is not to be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, except to the extent the Company specifically requests that such information be treated as soliciting material or specifically incorporates it by reference into any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Transactions

Other than compensation arrangements for our named executive officers and directors, there were no transactions, to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000; and

•

any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Policies and Procedures for Related Person Transactions

We have adopted a written Related Person Transaction Policy (the “policy”), which sets forth our policy with respect to the review, approval, ratification and disclosure of all related person transactions by our Audit Committee. In accordance with the policy, our Audit Committee has overall responsibility for implementation of and compliance with the policy.

For purposes of the policy, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we were, are or will be a participant and the amount involved exceeded, exceeds or will exceed $120,000 and in which any related person (as defined in the policy) had, has or will have a direct or indirect material interest. A “related person transaction” does not include any employment relationship or transaction involving an executive officer and any related compensation resulting solely from that employment relationship that has been reviewed and approved by our Board of Directors or Audit Committee.

The policy requires that notice of a proposed related person transaction be provided to our legal department prior to entry into such transaction. If our legal department determines that such transaction is a related person transaction, the proposed transaction will be submitted to our Audit Committee for consideration. Under the policy, our Audit Committee may approve only those related person transactions that are in, or not inconsistent with, our best interests and the best interests of our stockholders. In the event that we become aware of a related person transaction that has not been previously reviewed, approved or ratified under the policy and that is ongoing or is completed, the transaction will be submitted to the Audit Committee so that it may determine whether to ratify, rescind or terminate the related person transaction.

The policy also provides that the Audit Committee review certain previously approved or ratified related person transactions that are ongoing to determine whether the related person transaction remains in our best interests and the best interests of our stockholders. Additionally, we will make periodic inquiries of directors and executive officers with respect to any potential related person transaction of which they may be a party or of which they may be aware.

Securityholders Agreement

Concurrently with the closing of our initial public offering, we amended and restated the Securityholders Agreement dated April 28, 2014 (as amended and restated, the “Securityholders Agreement”), by and among AP Gaming Holdings, L.P. (the “Partnership”), VoteCo, the Company and each holder of Class B Shares from time to time party thereto, including David Lopez, our Chief Executive Officer (each a “Holder”). The Securityholders Agreement provides the Partnership and AIF VIII, and each of their respective affiliates, with certain demand registration rights. In 2018, an affiliate of Apollo has twice exercised demand registration rights, as a result of which the Company has filed two registration statements on Form S-3 with the SEC. The Securityholders Agreement also provides each Holder with piggy-back registration rights and imposes certain transfer restrictions on each Holder’s ownership of the Company’s common shares and sets forth the Company’s right to repurchase any common shares held by Holders who are employed by, or serve as consultants to or directors of, the Company or any of its subsidiaries upon their termination from such employment or consultancy. The Securityholders Agreement also imposes certain restrictions on each Holder who serves in management, including non-solicitation, non-compete and non-disclosure requirements.

Stockholders Agreement

With the consummation of the initial public offering, we entered into a Stockholders Agreement with VoteCo and Holdings, which is an entity controlled by the Apollo Group (the “Stockholders Agreement”). Pursuant to the Stockholders Agreement, Holdings has the right, at any time until the Apollo Group no longer beneficially owns at least 5% of our issued and outstanding Common Stock, to nominate a number of directors comprising a percentage of the Board of Directors in accordance with its beneficial ownership of our outstanding Common Stock (rounded up to the nearest whole number), see “—Apollo Approval of Certain Matters and Rights to Nominate Certain Directors.” The Stockholders Agreement sets forth certain information rights granted to the Apollo Group. It also specifies that we will provide indemnification and advance of expenses of VoteCo and each stockholder party to the Stockholders Agreement for any claim arising from their actions as the Company’s stockholders or controlling persons. The Stockholders Agreement also specifies that we will not take certain significant actions specified therein without the prior consent of Holdings. Such specified actions include, but are not limited to:

•	a change in size of the Board of Directors;

•

the incurrence of indebtedness, in a single transaction or a series of related transactions, by us or any of our subsidiaries aggregating more than $10 million, except for (i) debt that has previously been approved or is in existence on the date of closing the initial public offering or any refinancing thereof up to the same maximum principal amount of such debt outstanding as of the date hereof, (ii) capital leases contemplated by an annual budget approved by the Board of Directors and (iii) inter-company indebtedness;

•	the issuance of additional shares of any class of our capital stock (other than any award under any stockholder approved equity compensation plan);

•

a redemption, repurchase or other acquisition by us of our capital stock other than (i) the redemption, repurchase or other acquisition by the Company of any equity securities of any director, officer, independent contractor or employee in connection with the termination of the employment compensation plan or award agreement with respect to such equity securities or (ii) pursuant to an offer made to all stockholders of the Company pro rata with respect to such equity securities (regardless of whether any or all of such stockholders elect to participate in such redemption, repurchase or other acquisition);

•	consummation of any material acquisition of the stock or assets of any other entity (other than any of our subsidiaries), in a single transaction or a series of related transactions;

•

a material disposition, in a single transaction or a series of related transactions, of any of our or our subsidiaries’ assets, other than the sale of inventory or products in the ordinary course of business;

•	fundamental changes to the nature of our business, including our entry into new and unrelated lines of business or cessation of a material portion of our business;

•	the adoption, approval or issuance of any poison pill or stockholder rights plan, and any amendment, restatement, modification or waiver thereof;

•

payment or declaration of any dividend or distribution on any of our capital stock other than dividends or distributions required to be made pursuant to the terms of any of our outstanding preferred stock;

•

appointment or removal of the chairperson of the Board of Directors or our chief executive officer, chief financial officer, general counsel, controller or any other officer that would be subject to Section 16 of the Exchange Act;

•

a consolidation or merger of us with or into any other entity, or transfer (by lease, assignment, sale or otherwise) of all or substantially all of our and our subsidiaries’ assets, taken as a whole, to another entity, or a “Change of Control” as defined in our Stockholders Agreement; and

•	any entry by us or our subsidiaries into voluntary liquidation or bankruptcy.

Director Independence

As allowed under the applicable rules and regulations of the SEC and the NYSE, we intend to phase in compliance with the heightened independence requirements prior to the end of the one-year transition period. Upon consummation of the initial public offering, our independent directors, as such term is defined by the applicable rules and regulations of the NYSE, are Adam Chibib and Yvette Landau.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed with the Company’s management and with PricewaterhouseCoopers LLP (“PwC”), the audited financial statements of the Company for the fiscal year ended December 31, 2017. The Audit Committee has discussed with PwC the matters required to be discussed under the standards of the Public Company Accounting Oversight Board (United States).

The Audit Committee has also received the written disclosures and the letter from PwC required by the applicable requirements of the Public Company Accounting Oversight Board and the Audit Committee has discussed the independence of PwC with that firm.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2017 for filing with the SEC.

The Audit Committee and the Board of Directors also have recommended the appointment of PwC as the Company’s independent auditors for the fiscal year ending December 31, 2018.

Members of the Audit Committee:

Adam Chibib, Chairman

Yvette Landau

The Report of the Audit Committee is not to be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, except to the extent the Company specifically requests that such information be treated as soliciting material or specifically incorporates it by reference into any filing under the Securities Act or the Exchange Act.

AUDIT-RELATED FEES, TAX FEES AND ALL OTHER FEES

PwC served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2017 and 2016. The following table presents fees for professional services rendered by PwC related to the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2017 and 2016 and fees billed for other services rendered by PricewaterhouseCoopers LLP during those years.

Category	2017	2016
Audit fees	$665,644	$426,493
Audit related	535,652	—
Tax fees	604,784	334,659
All other fees	265,900	—

Total	$2,071,980	$761,152

Audit Fees consisted of the aggregate fees paid or accrued for professional services rendered for the annual audit of the Company’s financial statements, the reviews of our interim consolidated financial statements included in our quarterly reports on Form 10-Q, and statutory audits of foreign subsidiary financial statements. The Audit-Related Fees listed above were billed in connection with the professional services performed in 2017 including services related to SEC registration statement filings, SEC comment letters. Tax fees include the aggregate fees paid during the respective years for tax compliance and tax advisory services. All Other Fees listed above were billed for services provided in connection with acquisition due diligence and other services.

The Board of Directors of the Company has adopted a policy that requires advance approval of all audit, audit-related, tax and other services performed by the independent auditors. The policy provides for pre-approval by the Board of Directors of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Board of Directors must approve the permitted service before the independent auditor is engaged to perform it. All of the fees described in the table above were pre-approved the Board of Directors.

PROPOSAL 2 – ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (SAY ON PAY)

In accordance with Section 14A of the Exchange Act and the related rules of the SEC and as a matter of good corporate governance, a proposed resolution will be presented at the Annual Meeting asking our stockholders to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis (“CD&A”), the Summary Compensation Table, and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2018 Annual Meeting of Stockholders.

As set forth in the CD&A above, the Company has designed its compensation programs to (i) provide compensation opportunities that will allow the Company to attract and retain talented executive officers who are essential to the Company’s success; (ii) provide compensation that rewards both individual and corporate performance and motivates the executive officers to achieve corporate strategic objectives; (iii) reward superior financial and operational performance in a given year, over a sustained period and expectations for the future; (iv) place compensation at risk if performance goals are not achieved; and (v) align the interests of executive officers with the long-term interests of stockholders through stock-based awards. Although the vote to approve executive compensation is purely advisory and non-binding, the Board of Directors values the opinions of our stockholders and will consider the results of the vote in determining the compensation of the named executive officers and the Company’s compensation programs generally. The vote is not intended to address any specific item of compensation but rather the overall compensation of our named executive officers and the policies and practices described in this proxy statement. If any stockholder wishes to communicate with the Board of Directors regarding executive compensation, the Board of Directors can be contacted using the procedures outlined in “Communications with the Board of Directors” set forth in this proxy statement.

Accordingly, we are asking for stockholder approval, on an advisory basis, of the following resolution:

“RESOLVED, that the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the “Compensation Discussion and Analysis,” the compensation tables and the narrative discussion associated with the compensation tables in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders is hereby APPROVED.”

The proposal will be approved by the affirmative vote of a majority of the votes cast in person or represented by proxy at the 2018 Annual Meeting of Stockholders. Brokers do not have discretion to vote any uninstructed shares over the advisory vote to approve the compensation of our named executive officers (say on pay). Abstentions and broker non-votes do not represent “votes cast” and as such will have no effect on the outcome of this proposal.

The Board of Directors recommends that the stockholders vote FOR the approval, on an advisory basis, of the compensation paid by the Company to the named executive officers as disclosed in this proxy statement.

PROPOSAL 3 – ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (SAY ON FREQUENCY)

Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to vote, on a nonbinding, advisory basis, on the frequency of future advisory votes to approve the compensation of our named executive officers as reflected in Proposal 2 above. Stockholders may indicate whether they prefer that we conduct future advisory votes to approve the compensation of our named executive officers once every year, once every two years or once every three years.

The Board of Directors has determined that holding an advisory vote to approve the compensation of our named executive officers once every year is the most appropriate policy at this time.

Stockholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years or abstain. Although this advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers is nonbinding, the Board of Directors and the Compensation Committee will carefully review and consider the voting results when determining the frequency of future advisory votes to approve the compensation of our named executive officers.

The voting frequency option that receives the highest number of votes cast by stockholders will be deemed the frequency for the advisory vote on executive compensation that has been selected by stockholders. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

The Board of Directors recommends that you vote for the option of ONCE EVERY YEAR as the frequency for future advisory votes to approve the compensation of our named executive officers.

PROPOSAL 4 – RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

The Audit Committee has appointed PricewaterhouseCoopers LLP to be the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. PricewaterhouseCoopers LLP has served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2017 and 2016 and is considered by the Audit Committee and the Board of Directors to be well qualified. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. Such representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The proposal will be approved by the affirmative vote of a majority of the votes cast in person or represented by proxy at the 2018 Annual Meeting of Stockholders. Abstentions do not represent “votes cast” and as such will have no effect on the outcome of this proposal. Brokers have discretion to vote any uninstructed shares over the ratification of appointment of accountants.

The Board of Directors recommends that the stockholders vote FOR such ratification.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors, and persons who own more than 10% of a registered class of the Company’s equity securities (the “10% Stockholders”) to file reports of ownership and changes of ownership with the SEC. The Company assists its directors, officers and certain 10% Stockholders by assisting in their completion of Section 16 reports and filing these reports on their behalf. As the Company completed its initial public offering in January 2018, the Company’s executive officers, directors and 10% Stockholders were not subject to such Section 16 reports in the fiscal year 2017.

STOCKHOLDER PROPOSALS

To be considered for inclusion in next year’s proxy statement and form of proxy, stockholder proposals for the 2019 annual meeting of stockholders must be received at our principal executive offices no later than the close of business on April 8, 2019, unless the date of the 2019 annual meeting of stockholders is more than 30 days before or after September 19, 2019 in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials.

For any proposal or director nomination that is not submitted for inclusion in next year’s proxy statement pursuant to the process set forth above, but is instead sought to be presented directly at the 2019 annual meeting of stockholders, stockholders are advised to review our bylaws as they contain requirements with respect to advance notice of stockholder proposals and director nominations. To be timely, the notice must be received at our principal executive offices not later than 5:00 p.m., Pacific Time, on the 90th day, nor earlier than 5:00 p.m., Pacific Time, on the 120th day, prior to the first anniversary of the date of the immediately preceding annual meeting. Accordingly, any such stockholder proposal or director nomination must be received between May 22, 2019 and 5:00 p.m., Pacific Time, on June 21, 2019 for the 2019 annual meeting of stockholders. In the event that the date of the 2019 annual meeting of stockholders is more than 30 days before or more than 60 days after September 19, 2019, notice by the stockholder, to be timely, must be so sent and received (i) not earlier than 5:00 p.m., Pacific Time, on the 120th day prior to such annual meeting and (ii) not later than 5:00 p.m., Pacific Time, on the later of the 90th day prior to such annual meeting and the tenth day following the day on which public announcement of the date of such meeting is first made by the Company.

If the number of directors to be elected to the Board of Directors at a meeting of stockholders is increased and there is no public announcement by the Company naming the nominees for the additional directorships at least 100 days before the first anniversary of the preceding year’s annual meeting, notice of a stockholder nomination shall also be considered timely, but only with respect to nominees for the additional directorships, if it is sent and received by the Secretary at the principal executive offices of the Company not later than 5:00 p.m., Pacific Time, on the tenth day following the day on which such public announcement is first made by the Company.

All proposals should be sent to our Secretary at PlayAGS, Inc., 5475 S. Decatur Blvd., Suite #100, Las Vegas, NV 89118.

We advise you to review our bylaws for additional stipulations relating to the process for identifying and nominating directors, including advance notice of director nominations and stockholder proposals. Copies of the pertinent bylaw provisions are available on request to the Secretary at the address set forth above.

HOUSEHOLDING MATTERS

The SEC has adopted rules that permit companies to deliver a single Notice of Internet Availability of Proxy Materials or a single copy of proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. This means that only one copy of the Annual Report, this Proxy Statement and Notice may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of the Notice of Internet Availability of Proxy Materials and/or Proxy Statement either now or in the future, please contact our Secretary and General Counsel by mailing a request to PlayAGS, Inc., 5475 S. Decatur Blvd., Suite #100, Las Vegas, NV 89118. Upon written or oral request to the Secretary and General Counsel, we will promptly provide a separate copy of the Annual Report and this Proxy Statement and Notice. In addition, stockholders at a shared address who receive multiple Notices of Internet Availability of Proxy Materials or multiple copies of proxy statements may request to receive a single Notice of Internet Availability of Proxy Materials or a single copy of proxy statements in the future in the same manner as described above.

OTHER MATTERS

The Board of Directors, at the time of the preparation of this proxy statement, knows of no business to come before the Annual Meeting other than that referred to herein. If any other business should properly come before the Annual Meeting or any other adjournment or postponement thereof, the persons named in the enclosed proxy will have authority to vote, in their discretion, all shares represented by such proxies that have been received and not theretofore properly revoked.

Upon the written request of any record holder or beneficial owner of Common Stock entitled to vote at the Annual Meeting, the Company, without charge, will provide a copy of its Annual Report on Form 10-K/A for the fiscal year ended December 31, 2017, as filed with the SEC. Requests should be directed to Victor Gallo, Secretary, PlayAGS, Inc., 5475 S. Decatur Blvd., Suite #100, Las Vegas, NV 891181.

August 9, 2018

Appendix A

Proxy Card

(See attached.)

PROXY CARD

ANNUAL MEETING OF STOCKHOLDERS OF

PLAYAGS, INC.

September 19, 2018

GO GREEN

20230403000000001000 5 091918

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Daniel Cohen
○ Yvette Landau

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	1 year	2 years	3 years	ABSTAIN
3. Advisory vote regarding frequency of advisory vote on named executive officer compensation.	☐	☐	☐	☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF PLAYAGS, INC. September 19, 2018 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING: The Annual Report, Notice & Proxy Statement are available at http://investors.playags.com/financial-information/proxy Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20230403000000001000 5 091918 THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BELOW. x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. Election of Directors: 2. Advisory vote to approve named executive officer compensation. FOR AGAINST ABSTAIN The Board of Directors NOMINEES: recommends you vote FOR the following: FOR ALL NOMINEES O Daniel Cohen WITHHOLD AUTHORITY O Yvette Landau 3. Advisory vote regarding frequency of advisory vote on 1 year 2 years 3 years ABSTAIN FOR ALL NOMINEES named executive officer compensation. FOR (See ALL instructions EXCEPT below) 4. To ratify the appointment of PricewaterhouseCoopers LLP as the FOR AGAINST ABSTAIN Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The Board of Directors recommends you vote FOR proposals 2 and 4. The Board of Directors recommends you vote for 1 YEAR for proposal 3. To INSTRUCTIONS: withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and NOTE: To transact such other business as may properly come before the meeting or fill in the circle next to each nominee you wish to withhold, as shown here: any adjournment or postponement thereof. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. To indicate changes change your to the the new address registered address on name(s) your in the account, address on the please account space check above. may not the Please be box submitted at note right and that via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: title Please as such. sign exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign. such. When If signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person. give full

0 PLAYAGS, INC. ANNUAL MEETING OF STOCKHOLDERS – September 19, 2018 THIS PROXY IS SOLICTED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Victor Gallo and Kimo Akiona, or either of them, as proxies, each with the full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of PLAYAGS, INC. that the stockholder(s) is/are entitled to vote at the annual meeting of stockholders to be held at 8:00 AM, local time on September 19, 2018, at 5475 South Decatur Boulevard Suite 100, Las Vegas, NV 89118, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2 AND 4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. (Continued and to be marked, dated and signed on the reverse side.) 1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

PLAYAGS, INC.

September 19, 2018

PROXY VOTING INSTRUCTIONS

COMPANY NUMBER	
ACCOUNT NUMBER	

20230403000000001000 5 091918

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Daniel Cohen
○ Yvette Landau

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	1 year	2 years	3 years	ABSTAIN
3. Advisory vote regarding frequency of advisory vote on named executive officer compensation.	☐	☐	☐	☐

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL PLAYAGS, MEETING OF STOCKHOLDERS INC. OF September 19, 2018 PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM ^EST the day before the meeting. COMPANY NUMBER MAIL—Sign, date and mail your proxy card in the envelope provided as soon as possible. IN ^PERSON—You may vote your shares in person by attending ACCOUNT NUMBER the Annual Meeting. GO GREEN—e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online IMPORTANT access. NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING: The Annual Report, Notice & Proxy Statement are available at http://investors.playags.com/financial-information/proxy Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20230403000000001000 5 091918 THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BELOW. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. Election of Directors: 2. Advisory vote to approve named executive officer compensation. FOR AGAINST ABSTAIN The Board of Directors recommends you vote FOR the following: NOMINEES: FOR ALL NOMINEES O Daniel Cohen WITHHOLD AUTHORITY O Yvette Landau 3. Advisory vote regarding frequency of advisory vote on 1 year 2 years 3 years ABSTAIN FOR ALL NOMINEES named executive officer compensation. FOR (See ALL instructions EXCEPT below) FOR AGAINST ABSTAIN 4. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The Board of Directors recommends you vote FOR proposals 2 and 4. The Board of Directors recommends you vote for 1 YEAR for proposal 3. To INSTRUCTIONS: withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOTE: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. To indicate changes change your to the the new address registered address on name(s) your in the account, address on the please account space check above. may not the Please be box submitted at note right and that via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: title Please as such. sign exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign. such. When If signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person. give full

0 PLAYAGS, INC. ANNUAL MEETING OF STOCKHOLDERS – September 19, 2018 THIS PROXY IS SOLICTED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Victor Gallo and Kimo Akiona, or either of them, as proxies, each with the full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of PLAYAGS, INC. that the stockholder(s) is/are entitled to vote at the annual meeting of stockholders to be held at 8:00 AM, local time on September 19, 2018, at 5475 South Decatur Boulevard Suite 100, Las Vegas, NV 89118, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2 AND 4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. (Continued and to be marked, dated and signed on the reverse side.) 1.1 14475